Supplement dated July 11, 2019
to the Flexible Premium Variable Annuity Prospectuses listed below,
Issued by Integrity Life Insurance Company
through its Separate Account I

Variable Annuity Prospectus	Date of Prospectus
AdvantEdge (includes GrandMaster and GrandMaster flex3)	May 1, 2013
PinnaclePlus	May 1, 2010
IQ3 The SmartAnnuity (includes IQ The SmartAnnuity)	May 1, 2008
IQ Advisor	May 1, 2007

This supplement to the prospectuses identified above (the “Prospectuses”) describes changes to the variable annuity contracts issued by Integrity Life Insurance Company. Please retain this supplement for future reference.

I.     Reorganization and Removal of Certain Touchstone VST Funds

Touchstone Variable Series Trust has announced that, effective July 12, 2019, the following fund reorganizations will occur:

•	Touchstone VST Active Bond Fund will be reorganized into Touchstone VST Bond Fund;

•	Touchstone VST Focused Fund will be reorganized into Touchstone VST Common Stock Fund; and

•	Touchstone VST Large Cap Core Equity Fund will be reorganized into Touchstone VST Common Stock Fund.

We support these shareholder-approved reorganizations by replacing the Existing Variable Account Options of Touchstone VST Active Bond Fund, Touchstone VST Focused Fund, and Touchstone VST Large Cap Core Equity Fund (collectively, the “Acquired Portfolios”) with the Replacement Variable Account Options of Touchstone VST Bond Fund and Touchstone VST Common Stock Fund (together, the “New Portfolios”), as noted below.

Existing Variable Account Options	Replacement Variable Account Options
Touchstone VST Active Bond Fund	Touchstone VST Bond Fund
Touchstone VST Focused Fund	Touchstone VST Common Stock Fund
Touchstone VST Large Cap Core Equity Fund	Touchstone VST Common Stock Fund

As a result of the foregoing, the Acquired Portfolios will no longer be available for purchase through your contract as Variable Account Options. Accordingly, effective July 12, 2019, any reference in the Prospectuses to the Acquired Portfolios is deleted in its entirety.

Any Account Value you have in the Existing Variable Account Options at the end of the Business Day on July 12, 2019 will be transferred to the corresponding Replacement Variable Account Option. You will not incur a transfer charge and the transfer will not count toward the 12 free transfers allowed each Contract Year.

In the event you are currently invested in both the Touchstone VST Focused Fund and the Touchstone VST Large Cap Core Equity Fund and the reorganization causes your Core Equity allocation under a Guaranteed Lifetime Income Advantage (GLIA) Rider to exceed the permitted allocation, you will be contacted to elect new allocation percentages. You may also change your allocation by providing us with your written instructions at the address listed below.

Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the Existing Variable Account Options will be redirected to the Replacement Variable Account Options. You can provide different directions for your future contributions or automated program allocations by contacting us or your financial representative.

As a result of the foregoing, effective immediately, the following changes have been made to the Prospectuses:

•	The following expense information for the New Portfolios has been added to the table under the “Total Annual Portfolio Operating Expenses” section:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Touchstone VST Bond, Service Class SC	0.40%	N/A	0.36%	0.02%	0.78%	N/A	0.78%
Touchstone VST Common Stock, Service Class SC	0.50%	N/A	0.40%	N/A	0.90%	N/A	0.90%

•
The information in Part 3 – Your Investments Options, in the section titled “The Variable Account Options,” is updated to include the following descriptions for the New Portfolios under the sub-section titled “Touchstone Variable Series Trust”:

Touchstone VST Bond Fund
The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. The fund normally invests at least 80% of its assets in bonds, including mortgage-related securities, asset-backed securities, government securities, and corporate debt securities. The fund primarily invests in investment-grade debt securities, but may invest up to 30% of its assets in non-investment-grade debt securities, often referred to as junk bonds and considered speculative. The fund may invest up to 20% of its total assets in foreign-issued debt denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt may include debt securities of emerging market countries. Fort Washington Investment Advisors, Inc., which is affiliated with Integrity Life Insurance Company, is the sub-advisor for the fund and is located at 303 Broadway, Suite 1200, Cincinnati, OH 45202.

Touchstone VST Common Stock Fund
The fund seeks to provide investors with capital appreciation. The fund invests, under normal market conditions, at least 80% of its assets in large capitalization equity securities, including common stock and preferred stock. The fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. The fund seeks to invest in companies that are trading below the sub-advisor’s estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as ADRs. The fund may also invest in securities of emerging market countries. Fort Washington Investment Advisors, Inc., which is affiliated with Integrity Life Insurance Company, is the sub-advisor for the fund and is located at 303 Broadway, Suite 1200, Cincinnati, OH 45202.

•
If applicable, the information in Part 6 – Optional Benefits, in the section titled “Guaranteed Lifetime Income Advantage Rider,” is updated to add the New Portfolios as Investment Options available under your contract if you elect to purchase the GLIA Rider and allocate 100% of your Account Value to “GLIA Investment Strategy 3”. The minimum and maximum allocation table set forth under the rider’s Investment Strategy 3 sub-section is updated to include the New Portfolios under each of the following Investment Option categories:

Fixed Income	Core Equity
Touchstone VST Bond	Touchstone VST Common Stock

II.     Columbia VP – Mid Cap Value Fund

Effective May 1, 2019, Columbia Variable Portfolio – Mid Cap Value Fund (formerly, Mid Cap Value Opportunities Fund) changed its name to Columbia Variable Portfolio – Select Mid Cap Value Fund. As a result of the foregoing, effective May 1, 2019, each reference in the applicable Prospectuses to the Fund’s former name is deleted in its entirety and replaced with the new name.

*    *    *

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.

IL-79-17087-1907